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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Selection 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 2, 1998
                                                          -------------

                               QUIDEL CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                          0-10961                    94-2573850
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


10165 McKellar Court San Diego, California                        92121
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (619) 552-1100
                                                     --------------


                                       N/A
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 2, 1998, Quidel Corporation, a Delaware corporation (the "Company") announced that Steven T. Frankel has resigned as President and Chief Executive Officer and as a director of the Company. The Company also announced the commencement of an immediate search to evaluate potential candidates to fill these positions. During the interim period, a four-person Executive Committee has been authorized by the full Board of Directors to manage and direct the operational aspects of the Company's business.

         Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

         EXHIBIT          DESCRIPTION
         -------          -----------
            99            Quidel Corporation press release of March 2, 1998,
                          announcing management transition

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 1998                         QUIDEL CORPORATION



                                            By: /s/ STEVEN C. BURKE
                                                --------------------------------
                                                Steven C. Burke
                                                Vice President-Finance and
                                                Administration and Chief
                                                Financial Officer




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
  99                    Quidel Corporation press release of March 2, 1998,
                        announcing management transition